                                                                   EXHIBIT 99.01


First USA
Excess Spread Analysis
For the month Ending         October-00

Card Trust                              FUSAM 94-4      FUSAM 94-6      FUSAM 94-8     FUSAM 95-2      FUSAM 95-6      FUSAM 96-1
Size                                       $870 MM          $898MM          $602MM         $795MM        $1,500MM          $904MM
Securities                              Float Rate      Float Rate      Float Rate     Float Rate      Float Rate      Float Rate
Expected Maturity                         11/15/01         1/15/02        11/15/01        3/15/02        11/10/00         3/15/01
----------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                19.60%          19.60%          19.66%         19.60%          19.60%          19.60%
    Less:  Coupon                            7.04%           7.04%           6.97%          6.93%           6.88%           6.86%
           Serv Fees                         1.50%           1.50%           1.50%          1.50%           1.50%           1.50%
           Net Credit Losses                 5.78%           5.78%           5.78%          5.78%           5.78%           5.78%

Excess Spread:
                  October-00                 5.27%           5.27%           5.40%          5.39%           5.44%           5.46%
                September-00                 3.14%           3.14%           3.22%          3.25%           3.30%           3.32%
                   August-00                 5.71%           5.72%           5.80%          5.84%           5.88%           5.90%
----------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                     4.71%           4.71%           4.81%          4.83%           4.88%           4.89%
----------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                     4.07%           4.07%           4.07%          4.07%           4.07%           4.07%
35 to 94 day delinquency                     2.27%           2.27%           2.27%          2.27%           2.27%           2.27%
95+ day delinquency                          1.72%           1.72%           1.72%          1.72%           1.72%           1.72%

Payment Rate                                14.61%          14.61%          14.61%         14.61%          14.61%          14.61%

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                                                                                                      (1)
Card Trust                              FUSAM 97-2      FUSAM 97-3      FUSAM 97-4     FUSAM 97-5      FUSAM 97-6      FUSAM 97-7
Size                                        $602MM          $602MM          $602MM         $783MM        $1,566MM          $602MM
Securities                              Float Rate      Float Rate      Float Rate     Float Rate      Float Rate      Float Rate
Expected Maturity                          5/17/04         6/17/02         6/17/07        8/17/04         7/17/02         9/17/04
----------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                19.60%          19.60%          19.60%         19.60%          19.15%          19.60%
     Less:  Coupon                           6.83%           6.80%           6.92%          6.79%           6.50%           6.81%
            Serv Fees                        1.50%           1.50%           1.50%          1.50%           1.50%           1.50%
            Net Credit Losses                5.78%           5.78%           5.78%          5.78%           5.78%           5.78%

Excess Spread:
                  October-00                 5.49%           5.52%           5.40%          5.53%           5.37%           5.51%
                September-00                 3.34%           3.37%           3.25%          3.38%           3.66%           3.36%
                   August-00                 5.92%           5.95%           5.83%          5.96%           5.58%           5.95%
----------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                     4.92%           4.95%           4.83%          4.96%           4.87%           4.94%
----------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                     4.07%           4.07%           4.07%          4.07%           4.07%           4.07%
35 to 94 day delinquency                     2.27%           2.27%           2.27%          2.27%           2.27%           2.27%
95+ day delinquency                          1.72%           1.72%           1.72%          1.72%           1.72%           1.72%

Payment Rate                                14.61%          14.61%          14.61%         14.61%          14.61%          14.61%

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Card Trust                              FUSAM 98-4      FUSAM 98-5      FUSAM 98-6     FUSAM 98-7      FUSAM 98-8      FUSAM 98-9
Size                                        $843MM          $783MM          $964MM         $904MM          $602MM          $747MM
Securities                              Float Rate      Float Rate      Float Rate     Float Rate      Float Rate      Float Rate
Expected Maturity                          7/18/05         8/18/03         8/18/08        8/18/01         9/18/05         1/20/04
----------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                19.60%          19.60%          19.60%         19.60%          19.60%          19.60%
     Less:  Coupon                           6.79%           6.77%           6.74%          6.78%           6.86%           5.35%
            Serv Fees                        1.50%           1.50%           1.50%          1.50%           1.50%           1.50%
            Net Credit Losses                5.78%           5.78%           5.78%          5.78%           5.78%           5.78%

Excess Spread:
                  October-00                 5.53%           5.55%           5.58%          5.54%           5.46%           6.97%
                September-00                 3.39%           3.40%           3.44%          3.40%           3.31%           4.83%
                   August-00                 5.97%           5.99%           6.02%          5.98%           5.89%           7.40%
----------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                     4.96%           4.98%           5.01%          4.97%           4.89%           6.40%
----------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                     4.07%           4.07%           4.07%          4.07%           4.07%           4.07%
35 to 94 day delinquency                     2.27%           2.27%           2.27%          2.27%           2.27%           2.27%
95+ day delinquency                          1.72%           1.72%           1.72%          1.72%           1.72%           1.72%

Payment Rate                                14.61%          14.61%          14.61%         14.61%          14.61%          14.61%

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First USA
Excess Spread Analysis
For the month Ending         October-00

Card Trust                                     FUSAM 96-2      FUSAM 96-4       FUSAM 96-6       FUSAM 96-8       FUSAM 97-1
Size                                               $723MM          $602MM         $1,039MM           $482MM           $904MM
Securities                                     Float Rate      Float Rate       Float Rate       Float Rate       Float Rate
Expected Maturity                                 6/10/03         8/10/06         11/10/03          1/10/04          2/17/04
-----------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                       19.60%          19.60%           19.60%           19.60%           19.60%
    Less:  Coupon                                   6.89%           6.93%            6.85%            6.83%            6.80%
           Serv Fees                                1.50%           1.50%            1.50%            1.50%            1.50%
           Net Credit Losses                        5.78%           5.78%            5.78%            5.78%            5.78%

Excess Spread:
                  October-00                        5.43%           5.38%            5.47%            5.49%            5.52%
                September-00                        3.29%           3.25%            3.33%            3.35%            3.37%
                   August-00                        5.87%           5.82%            5.90%            5.92%            5.95%
-----------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                            4.86%           4.82%            4.90%            4.92%            4.95%
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Up to 34 day delinquency                            4.07%           4.07%            4.07%            4.07%            4.07%
35 to 94 day delinquency                            2.27%           2.27%            2.27%            2.27%            2.27%
95+ day delinquency                                 1.72%           1.72%            1.72%            1.72%            1.72%

Payment Rate                                       14.61%          14.61%           14.61%           14.61%           14.61%

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Card Trust                                     FUSAM 97-8      FUSAM 97-9      FUSAM 97-10       FUSAM 98-1       FUSAM 98-3
Size                                               $939MM          $602MM           $843MM           $843MM           $964MM
Securities                                     Float Rate      Float Rate       Float Rate       Float Rate       Float Rate
Expected Maturity                                 9/17/07        10/17/04          1/17/01          5/18/03          6/18/01
-----------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                       19.60%          19.60%           19.60%           19.60%           19.60%
     Less:  Coupon                                  6.86%           6.78%            6.79%            6.69%            6.73%
            Serv Fees                               1.50%           1.50%            1.50%            1.50%            1.50%
            Net Credit Losses                       5.78%           5.78%            5.78%            5.78%            5.78%

Excess Spread:
                  October-00                        5.45%           5.54%            5.53%            5.63%            5.59%
                September-00                        3.31%           3.39%            3.39%            3.48%            3.45%
                   August-00                        5.89%           5.97%            5.97%            6.07%            6.03%
-----------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                            4.88%           4.97%            4.96%            5.06%            5.02%
-----------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                            4.07%           4.07%            4.07%            4.07%            4.07%
35 to 94 day delinquency                            2.27%           2.27%            2.27%            2.27%            2.27%
95+ day delinquency                                 1.72%           1.72%            1.72%            1.72%            1.72%

Payment Rate                                       14.61%          14.61%           14.61%           14.61%           14.61%

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Card Trust                                     FUSAM 99-1      FUSAM 99-2       FUSAM 99-3       FUSAM 99-4
Size                                             $1,205MM          $602MM           $833MM           $595MM
Securities                                     Float Rate      Float Rate       Float Rate       Float Rate
Expected Maturity                                 2/19/04         2/21/06          4/19/04          5/20/02
------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                       19.60%          19.60%           19.60%           19.60%
     Less:  Coupon                                  6.76%           6.81%            6.75%            6.78%
            Serv Fees                               1.50%           1.50%            1.50%            1.50%
            Net Credit Losses                       5.78%           5.78%            5.78%            5.78%

Excess Spread:
                  October-00                        5.56%           5.51%            5.57%            5.55%
                September-00                        3.42%           3.36%            3.42%            3.40%
                   August-00                        6.00%           5.94%            6.00%            5.98%
------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                            5.00%           4.94%            5.00%            4.97%
------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                            4.07%           4.07%            4.07%            4.07%
35 to 94 day delinquency                            2.27%           2.27%            2.27%            2.27%
95+ day delinquency                                 1.72%           1.72%            1.72%            1.72%

Payment Rate                                       14.61%          14.61%           14.61%           14.61%

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(1) Includes effect of Series 1997-6 Net SWAP Receipts or Payments.